SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2003


                            LOEHMANN'S HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-28410                    13-4129380
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)


2500 Halsey Street, Bronx,  NY                                       10461
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On May 14, 2003, Loehmann's Holdings, Inc. announced the redemption of $5.7 million of its outstanding 11% senior notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits
          --------

          99.1    Press Release dated May 14, 2003




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003

                                     Loehmann's Holdings, Inc.



                                     By: /s/ Robert Glass
                                         ---------------------------------------
                                         Name:  Robert Glass
                                         Title: Chief Operating Officer, Chief
                                                Financial Officer and Secretary


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                                  EXHIBIT INDEX


       Exhibit No.         Description
       -----------         -----------

       99.1                Press Release dated May 14, 2003